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Exhibit 10.5

SECURITY AGREEMENT

        THIS AGREEMENT, dated June 26, 2003, is by and between AMPHASTAR PHARMACEUTICALS, INC., a California corporation ("Debtor"), and ORGANON USA INC., a New Jersey corporation ("Secured Party").

        WHEREAS, pursuant to an Asset Sale Agreement dated June    , 2003, between Debtor and Secured Party (the "Sale Agreement"), Debtor has purchased from Secured Party, the United States Trademark CORTROSYN, U.S. Trademark Registration No. 779,366 (the "Trademark") and the New Drug Application, U.S. NDA No. 16-750 (the "NDA"); and

        WHEREAS, to induce Secured Party to enter into the Sale Agreement, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

        1.    GRANT OF SECURITY INTEREST

        As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party a continuing security interest in and a general lien upon the following (being collectively referred to herein as the "Collateral"): (a) all of Debtor's now existing or hereafter acquired right, title, and interest in and to the Trademark and the NDA; (b) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection with the Trademark and NDA therewith; (c) all reissues, extensions, continuations, renewals, supplements or amendments to the Trademark or the NDA; (d) the right to sue for past, present and future infringements of the Trademark; and (e) all proceeds of any of the foregoing.

        2.    OBLIGATIONS SECURED

        The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Secured Party arising under this Agreement or the Sale Agreement, whether now existing or hereafter arising, whether arising after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), all of the foregoing being collectively referred to herein as the "Obligations".

        3.    REPRESENTATIONS. WARRANTIES AND COVENANTS

        Debtor hereby represents, warrants and covenants with and to Secured Party the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

          (a)   Debtor shall pay and perform all of the Obligations according to their terms,

          (b)   Debtor has the right and power to grant the security interest granted hereunder. Debtor shall, at Debtor's expense, perform all acts and execute all documents necessary to maintain the existence of the Trademark as a registered trademark and to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except the security interests granted hereunder.

          (c)   Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party. Notwithstanding the foregoing, Debtor may grant a subordinate security interest in the Collateral to a third party in connection with a financing without the consent of the Secured Party; provided that the third party enters into an inter-creditor agreement acceptable to the Secured Party.

          (d)   Debtor shall, at Debtor's expense, promptly perform all acts and execute all documents requested at any time by Secured Party to evidence, perfect, maintain, record or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes Secured Party to authenticate in the name of Debtor and file one or more financing statements (or similar documents) with respect to the Collateral. Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the U.S. Patent and Trademark Office (the "PTO") or any other appropriate federal, state or government office.

          (e)   Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Secured Party five (5) originals of a Special Power of Attorney in the form of Annex A annexed hereto for the implementation of the sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder; provided, however, Secured Party hereby agrees that it will not exercise its rights under such Special Power of Attorney unless an Event of Default (defined below) has occurred and is continuing.

          (f)    Secured Party may, in its reasonable discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record or enforce the Collateral or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, attorneys' fees and legal expenses. Debtor shall be liable to Secured Party for any such payment, which liability shall be part of the Obligations secured hereby.

          (g)   Debtor shall not do any act, nor omit to do any act, whereby the Trademark may become abandoned, invalidated, unenforceable, avoided, or avoidable, except for any such act or omission that, individually or in the aggregate, shall not have resulted in, and could not reasonably be expected to result in, a material adverse effect on the Collateral. Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Trademark may become abandoned, canceled, invalidated, avoided or avoidable.

          (h)   Debtor shall render any assistance, as Secured Party shall determine is necessary or advisable, to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof or any political subdivision thereof, to maintain the application and registration of the Trademark as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, and cancellation proceedings.

          (i)    Debtor shall promptly notify Secured Party if Debtor learns of any use by any person of any term or design which infringes on the Trademark or is likely to cause confusion with the Trademark. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured

  Party in such action as Secured Party, in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademark.

          (j)    Debtor shall maintain the validity of the NDA, shall file all reports required in connection with the NDA, and shall comply with the requirements in the NDA.

        4.    EVENTS OF DEFAULT: ACCELERATION

        All Obligations shall become immediately due and payable upon demand, at the option of Secured Party, upon the occurrence of any breach of clause 4.1 (b) or 4.1 (c) of the Sale Agreement (each an "Event of Default" hereunder).

        5.    RIGHTS AND REMEDIES

        At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Secured Party, whether provided under this Agreement, applicable law or otherwise, Secured Party shall have the following rights and remedies:

          (a)   Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make use of the Trademark or the NDA for any purpose whatsoever. Secured Party may make use of the Trademark and the NDA for the manufacture and sale of goods, completion of work-in-process or rendering of services.

          (b)   Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States.

          (c)   Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving often (10) days' prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party may buy the Collateral or any part thereof, and Secured Party may execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such disposition. In any such event, Debtor shall be liable for any deficiency.

          (d)   In addition to the foregoing, in order to implement the disposition of any of the Col1ateral pursuant to the terms hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Power of Attorney described in Section 3(a) hereof, one or more instruments of assignment of the Trademark and the NDA (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and attorneys' fees and legal expenses. Debtor agrees that Secured Party has no obligation to preserve rights to the Trademark or the NDA.

          (e)   Secured Party may first apply the proceeds actually received from any such license or disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, attorneys' fees and all legal, travel and other expenses which may be incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds in accordance with the Sale Agreement. Debtor shall remain liable to Secured Party for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Secured Party on demand any such unpaid amount.

          (f)    Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under this Agreement, applicable law or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively or concurrently.

        6.    TERMINATION OF SECURITY INTEREST

        Upon the satisfaction of the Obligations, the Secured Party shall immediately perform at its cost and expense the following acts to terminate the security interest granted hereunder:

          (a)   Provide written notice of the termination of the security interest to Debtor and return the original of this agreement to Debtor;

          (b)   Return the five (5) originals of the Special Power of Attorney to Debtor;

          (c)   Provide written notice of the termination of the inter-creditor agreement;

          (d)   File the appropriate documents with all state and federal agencies, including the PTO, terminating all previously filed agreements, documents and instruments evidencing the security interest; and

          (e)   Perform all other reasonable acts requested by Debtor or the third party to the inter-creditor agreement in furtherance of this paragraph.

        7.    GOVERNING LAW

        The validity, interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of New Jersey but excluding any principles of conflicts of law.

        8.    MISCELLANEOUS

          (a)   All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

If to Debtor:	Amphastar Pharmaceuticals, Inc. 11570 Sixth Street Rancho Cucamonga, CA 91730 Facsimile: 909-980-6139 Attention: Chief Financial Officer
If to the Secured Party:	Organon USA Inc. 375 Mt. Pleasant Ave. West Orange, NJ 07052 Facsimile: 973-422-7287 Attention: Michael V. Novinski, President
With a copy to:	Organon USA Inc. 375 Mt. Pleasant Ave. West Orange, NJ 07052 Attention: Patrick J. Osinski, Vice President and General Counsel

          (b)   All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (c)   This Agreement shall be binding upon Debtor and its successors and assigns, and shall inure to the benefit of and be enforceable by Secured Party and its successors and assigns.

          (d)   If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

          (e)   Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Secured Party. A waiver by Secured Party of any right, power or remedy on anyone occasion shall not be construed as a bar to or waiver of any such right, power or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

        IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/ DAVID W. NASSIF
Name:	David W. Nassif
Title:	Chief Financial Officer and Senior Vice President of Global Licensing

ORGANON USA INC.

By:	/s/ PATRICK J. OSINSKI
Name: Patrick J. Osinski
Title: Vice President
By:	/s/ HUIB COSTERMANS
Name: Huib Costermans
Title: Vice President

STATE OF NEW JERSEY	)
	)	ss.:
COUNTY OF ESSEX	)

        On this 26 day of June, 2003, before me personally came David W. Nassif, to me known, who being duly sworn, did depose and say, that he is the Chief Financial Officer and Senior Vice President of Global Licensing of AMPHASTAR PHARMACEUTICALS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

/s/ JOYCE A. VENEZIA Joyce A. Venezia Notary Public
JOYCE A. VENEZIA Notary Public State of New Jersey No. 2187917
STATE OF NEW JERSEY	)		Qualified in Essex County
	)	ss.:	Commission Expires April 4, 2006
COUNTY OF ESSEX	)

        On this 26 day of June, 2003, before me personally came Patrick J. Osinski, to me known, who being duly sworn, did depose and say, that he is the Vice President of ORGANON USA INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

/s/ JOYCE A. VENEZIA Joyce A. Venezia Notary Public
JOYCE A. VENEZIA Notary Public State of New Jersey
STATE OF NEW JERSEY	)		No. 2187917
	)	ss.:	Qualified in Essex County
COUNTY OF ESSEX	)		Commission Expires April 4, 2006

        On this 26 day of June, 2003, before me personally came Huib Costermans, to me known, who being duly sworn, did depose and say, that he is the Vice President of ORGANON USA INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

JOYCE A. VENEZIA Notary Public State of New Jersey No. 2187917 Qualified in Essex County Commission Expires April 4, 2006	/s/ JOYCE A. VENEZIA Joyce A. Venezia Notary Public

ANNEX A
TO
SECURITY AGREEMENT

SPECIAL POWER OF ATTORNEY

STATE OF	)
)
	)	ss.:
COUNTY OF	)
)

        KNOW ALL MEN BY THESE PRESENTS, that AMPHAST AR PHARMACEUTICALS, INC., a California corporation ("Debtor"), hereby appoints and constitutes ORGANON USA INC., A New Jersey corporation "Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

        1.     Execution and delivery of any and all agreements, documents, instrument of assignment or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to the Trademark and NDA (as defined in the Security Agreement referred to below) and all registrations, recordings, reissues, extensions, and renewals thereof; or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

        2.     Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in paragraph 1 hereof.

        This Power of Attorney is made pursuant to a Security Agreement, dated of even date herewith, between Debtor and Secured Party (the "Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Obligations", as such term is defined in the Security Agreement, are indefeasibly paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated: June    , 2003

AMPHASTAR PHARMACEUTICALS, INC.
By:

Name:
Title:
)
	)	ss.:
)

STATE OF

COUNTY OF

        On this    day of            , 2003, before me personally came                        , to me known, who being duly sworn, did depose and say, that he is the                        of AMPHASTAR

PHARMACEUTICALS, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

Notary Public

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Exhibit 10.5